Transamerica International Equity (formerly, Transamerica TS&W International Equity)

Summary Prospectus

March 1, 2012

Class	CLASS I2
& Ticker	Not Applicable

This summary prospectus is designed to provide shareholders with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at http://www.transamericafunds.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information, dated March 1, 2012, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011, are incorporated by reference into this summary prospectus.

Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and service (12b-1) fees	None
Other expenses	0.22%
Total annual fund operating expenses	1.02%

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 104	$ 325	$ 563	$ 1,248

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

For the period beginning February 28, 2011 and ending October 31, 2011, the portfolio turnover rate for the fund was 16% of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.

Generally, the fund will invest primarily in common stocks of established companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may invest up to 10% of its assets in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.

The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The sub-adviser’s analysts also perform rigorous fundamental analysis. A portfolio composed of 80-100 stocks is selected as a result of this process. The sub-adviser generally limits its investment universe to those companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

•	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the fund’s yield will go down. To the extent that the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.
•	Currency – The value of the fund’s securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•	Focused Investing – To the extent the fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
•	Foreign Securities – Investing in foreign securities is generally riskier than investing in U.S. securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation and accounting standards also may affect the value of these securities.
•	Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The sub-adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the sub-adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. Absent any limitation of the fund’s expenses, total returns would be lower. Index returns are for 10 years.

The fund acquired the assets and assumed the liabilities of TS&W International Equity Portfolio (the “predecessor fund”) on February 28, 2011, and the predecessor fund is the accounting and performance survivor of the reorganization. This means that the predecessor fund’s performance and financial history have been adopted by the fund. (The predecessor fund acquired the assets and assumed the historical performance of another fund on June 24, 2002. The performance shown prior to that date represents the performance of that fund.) In the reorganization, former shareholders of the predecessor fund received Class I shares of the fund. The performance of Class I shares of the fund includes the performance of the predecessor fund prior to the reorganization. The performance of the predecessor fund has not been restated to reflect the current annual operating expenses of Class I shares.

Class I2 shares were first issued on March 1, 2011. The past performance shown below is for Class I shares, which are not available through this prospectus. Although Class I2 shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class I shares will vary from Class I2 shares because of the lower expenses paid by Class I2 shares. Performance information for Class I2 shares will be included after the share class has been in operation for one complete calendar year. The inception date shown in the table is that of the predecessor fund.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I

	Quarter Ended	Return
Best Quarter:	06/30/2009	24.59%
Worst Quarter:	09/30/2002	-21.31%

Average Annual Total Returns (periods ended December 31, 2011)

	1 Year	5 Years	10 Years	Inception Date
Class I				12/18/1992
Return before taxes	-8.59%	-2.72%	4.49%
Return after taxes on distributions	-8.96%	-3.64%	3.71%
Return after taxes on distributions and sale of fund shares	-5.10%	-2.55%	3.74%
Morgan Stanley Capital International Europe, Australasia, Far East Index (reflects no deduction for fees, expenses or taxes)	-11.73%	-4.26%	5.12%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	Thompson, Siegel & Walmsley LLC
Portfolio Manager:
Brandon H. Harrell, CFA, Portfolio Manager since 2011

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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